Return to 10Q
Exhibit 10.1
AMENDMENT TO

I.C. ISAACS PENSION PLAN

EFFECTIVE FEBRUARY 28, 2007

WHEREAS, I. C. Isaacs & Company LP (hereinafter referred to as the “Sponsor”) has previously adopted the I. C. Isaacs Pension Plan (hereinafter referred to as the “Plan”), effective December 1, 1953; and

WHEREAS, the Sponsor has previously amended and restated the Plan, effective January 1, 2003; and

WHEREAS, the Sponsor now desires to amend the Plan in order to freeze benefit accruals and provide for no new participants under the Plan, effective February 28, 2007; and

NOW, THEREFORE, effective February 28, 2007, the Plan is hereby amended as follows:

        1.  Section 1.1 of the Plan shall be amended by adding the following paragraph to the end thereof:

    “The Accrued Benefit of a Participant shall be frozen, effective February 28, 2007. On and after March 1, 2007, no Participant shall be entitled to any increase in his Accrued Benefit pursuant to Section 4.1. Notwithstanding the foregoing, the Accrued Benefit for any Participant shall not be less than the Participant’s Accrued Benefit as determined under the terms of the Plan on February 28, 2007.”

        2. Section 1.15 of the Plan shall be amended by adding the following paragraph to the end thereof:

    “With respect to any period after February 28, 2007, no Participant shall be credited with any Compensation under the Plan.”

        3. Section 1.36 of the Plan shall be amended by adding the following paragraph to the end thereof:

    “On and after March 1, 2007, no Employee shall enter the Plan as a Participant.”

        4. Section 1.65 of the Plan shall be amended by adding the following paragraph to the end thereof:

    “With respect to any period after February 28, 2007, no Participant shall be credited with any Years of Benefit Service (or fractional years).”

        5. Section 1.66, subsection (d), of the Plan shall be amended by adding the following paragraph to the end thereof:

    “With respect to any period after February 28, 2007, no Participant shall be credited with any Years of Benefit Service (or fractional years).”

        6. Section 1.66, subsection (g), of the Plan shall be amended by adding the following paragraph to the end thereof:

    “Notwithstanding the foregoing, no reemployed Participant with a date of reemployment after February 28, 2007 shall accrue any additional Accrued Benefit pursuant to Section 4.1 of the Plan.”

        7. Section 2.1 of the Plan shall be amended by adding the following paragraph to the end thereof:

    “On and after March 1, 2007, no Eligible Employee shall enter the Plan as a Participant.”

        8. Section 2.2 of the Plan shall be amended by adding the following paragraph to the end thereof:

    “Notwithstanding the foregoing, there shall be no Entry Date under the Plan after February 28, 2007. On and after March 1, 2007, no Eligible Employee shall become a Participant under this Plan.”

        9. Section 4.1, subsection (a), of the Plan shall be amended by adding the following paragraphs to the end thereof:

     “Notwithstanding the foregoing, the Accrued Benefit of a Participant shall be frozen, effective February 28, 2007. No Participant shall be entitled to any increase in his Accrued Benefit pursuant to the retirement benefit formula set forth in this Article 4 after February 28, 2007.

    The Accrued Benefit for any Participant shall not be less than the Participant’s Accrued Benefit as of February 28, 2007 under the terms of the Plan in effect on that date.”

    IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing, the Sponsor has caused this Amendment to be adopted by a duly authorized person as of this 28th day of February, 2007.

I.C. ISAACS & COMPANY LP

By: I.C. Isaacs & Company, Inc., its
General Partner

                                   By: /s/Gregg A. Holst
                        Title: Chief Financial Officer